Note 2 - Assets Held for Sale	12 Months Ended
Sep. 30, 2018
Notes to Financial Statements
Assets Held for Sale [Text Block]
Note
2
–
Assets Held for S
ale

On
September 28, 2018,
the Company’s Strategic Direction Committee authorized the Company’s management to sell its Broken Arrow, Oklahoma facility, which contains the operations of one
of the Cable TV segment subsidiaries, Tulsat, LLC (“Tulsat”), and the Company’s headquarters. Therefore, this property, which has a net book value of
$3.7
million at
September 30, 2018,
was classified as assets held for sale as of
September 30, 2018
on the Company’s Consolidated Balance Sheets.

Subsequent to year end, on
October 9, 2018,
the Company entered into an agreement with David Chymiak to sell the Broken Arrow, Oklahoma facility.  Mr. Chymiak is the Chief Technology Officer, director, and substantial shareholder of the Company.  The sale agreement provides for a purchase price of
$5,000,000
payable in cash at closing.  The sale closed on
November 29, 2018,
which generated a pretax gain of approximately
$1.4
million.

In connection with the sale of the Broken Arrow, Oklahoma facility, Tulsat entered into a ten
-year lease with Mr. Chymiak for a monthly rent of
$44,000,
or
$528,000
per year.  Tulsat, as tenant, will be responsible for most ongoing expenses related to the facility, including property tax, insurance and maintenance.  As a result of the leaseback, the pretax gain of
1.4
million will be deferred over the lease period.